Exhibit 10.9

[Execution version]

PLEDGE AND SECURITY AGREEMENT

dated as of October 27, 2014

among

green brick partners, inc.,

THE SUBSIDIARIES OF GREEN BRICK PARTNERS, INC. FROM TIME TO TIME PARTY HERETO,

and

GREENLIGHT APE, LLC,
as Collateral Agent

TABLE OF CONTENTS*

*	The Table of Contents is not a part of the Pledge and Security Agreement.

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Table of Contents (Cont.)

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Table of Contents (Cont.)

		Page
Section 11.17	Effectiveness	38
Section 11.18	Entire Agreement	38

Schedules:

Schedule I	–	Location of Collateral
Schedule II	–	Investment Related Property
Schedule III	–	Intellectual Property
Schedule IV	–	Commercial Tort Claims
Schedule V	–	Filings to Perfect Security Interests
Schedule VI	–	Bonding

Exhibits:

Exhibit A	–	Form of Grant of Security Interest in United States Copyrights
Exhibit B	–	Form of Grant of Security Interest in United States Patents and Trademarks
Exhibit C	–	Form of Security Agreement Joinder

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This PLEDGE AND SECURITY AGREEMENT, dated as of October 27, 2014 (as amended, modified or supplemented from time to time, this “Agreement”), among green brick partners, inc. (the “Borrower”), the GUARANTORS from time to time parties hereto (together with the Borrower, each a “Grantor” and collectively, the “Grantors”), and GREENLIGHT APE, LLC, as Collateral Agent (as defined below) for the benefit of the Secured Parties referred to herein.

The Borrower proposes to enter into that certain Loan Agreement, dated as of the date hereof (as amended, restated, amended and restated, modified or supplemented from time to time and including any agreement extending the maturity of, refinancing or otherwise amending, amending and restating or otherwise modifying or restructuring all or any portion of the obligations of the Borrower under such agreement or any successor agreement, the “Credit Agreement”; capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement) among the Borrower, the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and Greenlight APE, LLC, as Administrative Agent (together with its successor or successors in such capacity, the “Administrative Agent”) and as Collateral Agent (together with its successor or successors in such capacity, the “Collateral Agent” and together with the Administrative Agent, individually as an “Agent” and collectively as the “Agents”).

The Lenders, the Administrative Agent, the Collateral Agent, each co-agent or sub-agent appointed by the Administrative Agent and the Collateral Agent from time to time pursuant to the Credit Agreement and each Indemnified Party and their respective successors and assigns are herein referred to individually as a “Secured Party” and collectively as the “Secured Parties”.

To induce the Lenders to enter into the Credit Agreement and the other Loan Documents, and as a condition precedent to the obligations of the Lenders under the Credit Agreement, each of the subsidiaries of the Borrower listed on the signature pages hereof or which shall become parties hereto from time to time in accordance with Section 5.02 hereof (each a “Guarantor” and, collectively, the “Guarantors”) has agreed, jointly and severally, to provide a guaranty of all obligations of the Borrower and the other Loan Parties under and in respect of the Loan Documents.

As a further condition precedent to the obligations of the Lenders under the Loan Documents, the Grantors have agreed or will agree to grant a continuing security interest in favor of the Collateral Agent in and to the Collateral to secure the Secured Obligations.

Accordingly, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01         Credit Agreement Definitions. Whenever any term used in this Agreement and not otherwise defined herein or in the Credit Agreement is used herein, such reference shall be deemed to have the same effect as if such term had been independently set forth herein in full on the date hereof. The rules of construction specified in Section 1.2 of the Credit Agreement shall also apply to this Agreement.

Section 1.02         Terms Defined in the UCC. Unless otherwise defined herein or in the Credit Agreement or as the context otherwise requires, the following terms, together with any uncapitalized terms used herein which are defined in the UCC (as defined below), have the respective meanings provided in the UCC: “Certificated Security”, “Chattel Paper”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Money”, “Payment Intangible”, “Security”, “Securities Account”, “Security Entitlement”, “Tangible Chattel Paper” and “Uncertificated Security”.

Section 1.03         General Definitions. Terms defined in the introductory statements above have the respective meanings set forth therein. The following additional terms, as used herein, have the following respective meanings:

“Account Debtor” means an “account debtor” (as defined in the UCC), and also means and includes Persons obligated to pay negotiable instruments and other Receivables.

“Additional Grantors” means those additional Persons that may become parties to this Agreement as additional Grantors in accordance with Section 5.02.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Cash Proceeds” means all proceeds of any Collateral consisting of cash, checks and other cash equivalents.

“Collateral” has the meaning set forth in Section 2.01 hereof.

“Collateral Agent” has the meaning set forth in the preamble to this Agreement.

“Collateral Support” means, in the event that any property (real or personal) secures any Collateral of a Grantor constituting a right to payment or performance, the security interest, mortgage or other lien in favor of such Grantor in such real or personal property. Notwithstanding the foregoing, Collateral Support does not include any Excluded Assets.

“Commercial Tort Claims” means all “commercial tort claims” (as defined in the UCC) for amounts greater than $500,000, including, without limitation, each of the claims described on Schedule IV hereto, as such schedule may be amended, modified or supplemented from time to time, and also means and includes all claims, causes of action and similar rights and interests (however characterized) of a Loan Party for amounts greater than $500,000, whether arising in contract, tort or otherwise, and whether or not subject to any action, suit, investigation or legal, equitable, arbitration or administrative proceedings. Notwithstanding anything to the contrary, Commercial Tort Claims shall not include Excluded Assets.

“Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Law in or relating to copyrights and all mask work, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith. Notwithstanding anything to the contrary, Copyrights shall not include Excluded Assets.

“Control Agreement” means, with respect to a Deposit Account, a Deposit Account Control Agreement and, with respect to a Securities Account, a Securities Account Control Agreement.

“Copyright Security Agreement” means an agreement, substantially in the form of Exhibit A hereto, between a Grantor that is the owner of any registered Copyright and the Collateral Agent, setting forth each applied for or registered Copyright owned by such Grantor in proper form for recording with the United States Copyright Office in which said Copyright is registered and in form and substance reasonably satisfactory to the Collateral Agent, together with all supplements to the schedules thereto.

“Deposit Accounts” means all “deposit accounts” (as defined in the UCC) and also means and includes all demand, time, savings, passbook or similar accounts maintained by a Loan Party with a bank or other financial institution, whether or not evidenced by an Instrument, all cash and other funds held therein and all passbooks related thereto and all certificates and Instruments, if any, from time to time representing, evidencing or deposited into such deposit accounts. Notwithstanding anything to the contrary, Deposit Accounts shall not include Excluded Assets.

“Deposit Account Control Agreement” means a Deposit Account control agreement in form and substance reasonably satisfactory to the Collateral Agent to be executed by an institution maintaining a Deposit Account for a Grantor (other than Excluded Accounts), in favor of the Collateral Agent, for the benefit of Secured Parties, as security for the Secured Obligations.

“Dispose” or “Disposition” means any sale, conveyance, assignment, lease, abandonment, discount or other transfer or disposition, whether voluntary or involuntary.

“Excluded Accounts” means (i) Deposit Accounts used solely for funding payroll or segregating payroll taxes or segregating 401K contribution or contributions to an employee stock purchase plan and other health and benefit plans, (ii) Deposit Accounts or Securities Accounts, amounts on deposit or value of the securities held in which the seven-day average balance does not exceed $500,000 in the aggregate at any one time, (iii) zero balance disbursement accounts, (iv) Deposit Accounts or Securities Accounts maintained in connection with pledges of cash or cash equivalents described in clauses (iv), (viii), (ix) and (xvii) of the definition of “Permitted Liens” and (v) Excluded Assets.

“Excluded Assets” has the meaning set forth in Section 2.01.

“Excluded Equity Interests” means any Capital Stock if, and to the extent that, and for so long as (A) any of such Capital Stock constitutes less than 100% of all applicable Capital Stock issued by such Person and the Persons holding the remainder of the Capital Stock issued by such Person are not Borrower Party Affiliates, (B) the grant of a security interest therein would violate or require a consent under applicable Law or regulations or a contractual obligation binding on such Capital Stock which consent has not been obtained (other than to the extent that such consent requirement is rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or other applicable law or principles of equity (the “Anti-Non-Assignment Clauses”) and (C) such Law or contractual obligation existed at the time of the acquisition thereof or, if such Capital Stock is held on the date hereof, the date hereof, and was not created or made binding on such Capital Stock in contemplation of or in connection with the acquisition of such Capital Stock or for purposes of evading the grant of the security interest hereunder (after giving effect to the Anti-Non-Assignment Clauses); provided, however, any such Capital Stock shall cease to be Excluded Equity Interests at such time as to any portion of such Capital Stock that does not constitute or result or no longer constitutes or results in any of the conditions or consequences specified above.

“Excluded Perfection Actions” means the following actions: (i) taking actions (other than the filing of UCC financing statements) in respect of Letter-of-Credit Rights, (ii) taking actions necessary to establish Collateral Agent’s control of any Excluded Account, (iii) taking actions (other than the filing of UCC financing statements) in respect of motor vehicles and other assets subject to certificates of title (iv) taking actions to obtain landlord or bailee waivers and similar agreements or consents of third parties holding Collateral (except as set forth in Section 4.04(e)), (v) taking action to possess Money and (vi) entering into non-U.S. law security or pledge agreements or making non-U.S. Intellectual Property filings.

“General Intangibles” means all “general intangibles” (as defined in the UCC), including, without limitation, (i) all Payment Intangibles and other obligations and indebtedness owing to any Loan Party in respect of Collateral and (ii) all interests in limited liability companies and/or partnerships which interests do not constitute Securities. Notwithstanding anything to the contrary, General Intangibles shall not include Excluded Assets.

“Intellectual Property” means all rights, title and interests in or relating to intellectual property arising under any Law and all IP Ancillary Rights relating thereto, including Copyrights, Patents, Software, Trademarks, Internet Domain Names, Trade Secrets and IP Licenses. Notwithstanding anything to the contrary, Intellectual Property shall not include Excluded Assets.

“Internet Domain Name” means all right, title and interest (and all related IP Ancillary Rights) arising under any Law in or relating to any internet domain name.

“IP Ancillary Rights” means, with respect to any other Intellectual Property, as applicable, all foreign counterparts to, and all divisional, reversions, continuations, continuations-in-part, reissuances, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and in each case, all rights to obtain any other IP Ancillary Right.

“IP License” means all contractual obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in or relating to any Intellectual Property. Notwithstanding anything to the contrary, IP Licenses shall not include Excluded Assets.

“Investment Accounts” means, collectively, the Deposit Accounts and Securities Accounts, in each case of the Grantors. Notwithstanding anything to the contrary, Investment Accounts shall not include Excluded Assets.

“Investment Related Property” means (i) all Investment Property (other than Excluded Assets) and (ii) all of the following (other than to the extent constituting Excluded Assets) (regardless of whether classified as “investment property” under the UCC): (A) Pledged Stock, (B) Pledged Debt, (C) the Investment Accounts and (D) certificates of deposit.

“Letter-of-Credit Right” means all “letter-of-credit rights” (as defined in the UCC) and also means and includes all rights of a Loan Party to demand payment or performance under a letter of credit (as defined in Article V of the UCC). Notwithstanding anything to the contrary, Letter-of-Credit Rights shall not include Excluded Assets.

“Patent Security Agreement” means an agreement, substantially in the form of Exhibit B hereto, between a Grantor that is the owner of any applied for or registered Patent and the Collateral Agent, setting forth each applied for or registered Patent owned by such Grantor in proper form for recording with the United States Patent and Trademark Office and in form and substance reasonably satisfactory to the Collateral Agent, together with all supplements to the schedules thereto.

“Patents” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Law in or relating to letters patent and applications therefor. Notwithstanding anything to the contrary, Patents shall not include Excluded Assets.

“Payment Item” means each check, draft or other item of payment payable to a Loan Party, in an amount exceeding $150,000 individually, to the extent constituting Collateral or proceeds of any Collateral.

“Pledged Debt” means all indebtedness for borrowed money owed to any Grantor, whether or not evidenced by any instrument or promissory note, including, without limitation, all indebtedness for borrowed money described on Schedule II hereto (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) under the heading “Pledged Debt,” all monetary obligations owing to any Grantor from any other Grantor, the instruments evidencing any of the foregoing and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; provided that Pledged Debt shall not include any Excluded Assets.

“Pledged Stock” means all Capital Stock owned by any Grantor, including, without limitation, all Capital Stock listed on Schedule II hereto (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) under the heading “Pledged Stock,” and the certificates, if any, representing such Capital Stock and any other interest of such Grantor on the books and records of the issuer of such interests or on the books and records of any securities intermediary pertaining to such interests, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and any other warrant, right or option to acquire any of the foregoing; provided that Pledged Stock shall not include any Excluded Assets.

“Proceeds” means (i) all “proceeds” as defined in Article 9 of the UCC, (ii) all payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, leased, licensed, exchanged, collected or otherwise Disposed of, whether such Disposition is voluntary or involuntary, including, without limitation, all proceeds of and unearned premiums with respect to insurance policies and all claims against any Person for loss, damage or destruction of the relevant Collateral. Notwithstanding anything to the contrary, Proceeds shall not include Excluded Assets.

“Receivables” means all (i) Accounts, (ii) Chattel Paper (including Electronic Chattel Paper), (iii) Payment Intangibles, (iv) Instruments, (v) Letter-of-Credit Rights, (vi) Supporting Obligations, and (vii) to the extent not otherwise included in clauses (i) through (vi), all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC. Notwithstanding anything to the contrary, Receivables shall not include Excluded Assets.

“Secured Obligations” means all monetary and other obligations with respect to the due and punctual payment of:

(i)          all principal of, premium, if any, and interest on any Loan incurred by any Loan Party under, or any Note issued by any Loan Party pursuant to, the Credit Agreement or any other Loan Document (including, without limitation, any interest which accrues after the commencement of any (A) voluntary or involuntary case or proceeding under any bankruptcy, insolvency, reorganization or other similar law with respect to any Loan Party, (B) other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation or similar case or proceeding with respect to any Loan Party or any material portion of its respective assets, (C) liquidation, dissolution, reorganization or winding up of any Loan Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (D) assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Loan Party (each an “Insolvency or Liquidation Proceeding”), whether or not allowed or allowable as a claim in any such proceeding);

(ii)         all fees, expenses, indemnification obligations and other amounts of whatever nature now or hereafter payable by any Loan Party pursuant to the Credit Agreement or any other Loan Document (including, without limitation, any amounts which accrue after the commencement of any Insolvency or Liquidation Proceeding with respect to such Loan Party, whether or not allowed or allowable as a claim in any such proceeding);

(iii)        all expenses of any Agent as to which one or more of them have a right to reimbursement by any Loan Party under Section 8.02 of this Agreement, Section 4.9, Section 9.6 and Section 10.3 of the Credit Agreement or under any other similar provision of any other Loan Document, including, without limitation, any and all sums advanced by the Collateral Agent to preserve the Collateral or preserve its security interests in the Collateral to the extent permitted under any Loan Document or applicable Law;

(iv)        all amounts paid by any Indemnified Party as to which such Indemnified Party has the right to reimbursement by any Loan Party under Section 4.9 of the Credit Agreement or under any other similar provision of any other Loan Document; and

(v)         all other amounts now or hereafter payable by any Loan Party and all other obligations or liabilities now existing or hereafter arising or incurred on the part of any Loan Party pursuant to any Loan Document (including, without limitation, any amounts which accrue after the commencement of any Insolvency or Liquidation Proceeding with respect to such Loan Party, whether or not allowed or allowable as a claim in any such proceeding), in each case together with all renewals, modifications, consolidations or extensions thereof and whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Secured Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof.

“Securities Account Control Agreement” means an agreement in form and substance reasonably satisfactory to the Collateral Agent, to be executed by a Grantor, the Collateral Agent and each securities intermediary maintaining a Securities Account or Security Entitlement of such Grantor, pursuant to which such securities intermediary agrees to comply with the Collateral Agent’s “entitlement orders” without further consent by such Grantor.

“Software” means all “software” (as defined in the UCC), and also means and includes all software programs, whether now or hereafter owned, licensed or leased by a Grantor, designed for use on computer hardware, including, without limitation, all operating system software, utilities and application programs in whatever form and whether or not embedded in goods, all source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever, all firmware associated with any of the foregoing all documentation, flowcharts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes associated with any of the foregoing, and all options, warranties, services contracts, program services, test rights, maintenance rights, support rights, renewal rights and indemnifications relating to any of the foregoing. Notwithstanding anything to the contrary, Software shall not include Excluded Assets.

“Supporting Obligations” means a Letter-of-Credit Right, Guarantee or other secondary obligation supporting or any Lien securing the payment or performance of one or more Receivables, General Intangibles, Documents or Investment Property, in each case other than Excluded Assets.

“Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising under any Law in or relating to trade secrets, in each case other than Excluded Assets.

“Trademark Security Agreement” means an agreement, substantially in the form of Exhibit B hereto, between a Grantor that is the owner of any applied for or registered Trademark and the Collateral Agent, setting forth each applied for or registered Trademark owned by such Grantor in proper form for recording with the United States Patent and Trademark Office in which such Trademark is applied for or registered and in form and substance reasonably satisfactory to the Collateral Agent, together with all supplements to the schedules thereto.

“Trademark” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Law in or relating to trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith. Notwithstanding anything to the contrary, Trademarks shall not include Excluded Assets.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or the priority of the Collateral Agent’s and the Secured Parties’ security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

Section 1.04         Terms Generally. The definitions in Sections 1.02 and 1.03 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein, the word “day” means a calendar day.

ARTICLE II
GRANT OF SECURITY

Section 2.01         Grant of Security. (a) Subject to Section 2.01(b), to secure the due and punctual payment of all Secured Obligations of it and of all other Loan Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof and to secure the performance of all of its obligations and the obligations of all other Loan Parties hereunder and under the other Loan Documents, each Loan Party hereby grants to the Collateral Agent for the benefit of the Secured Parties a security interest in, and each Loan Party hereby pledges and collaterally assigns to the Collateral Agent for the benefit of the Secured Parties, all of such Loan Party’s right, title and interest in, to and under the following, whether now owned or existing or hereafter acquired, created or arising, whether tangible or intangible, and regardless of where located (all of which are herein collectively called the “Collateral”):

(i)          all Receivables;

(ii)         all Deposit Accounts and Securities Accounts;

(iii)        all Documents and all Supporting Obligations of any kind given by any Person with respect thereto;

(iv)        all Equipment;

(v)         all Fixtures;

(vi)        all General Intangibles;

(vii)       all Goods;

(viii)      all Intellectual Property;

(ix)         all Inventory;

(x)          all Investment Related Property and all Supporting Obligations of any kind given by any Person with respect thereto;

(xi)         all Letter-of-Credit Rights;

(xii)        all Money;

(xiii)       all Commercial Tort Claims;

(xiv)      all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of each Loan Party pertaining to any of the Collateral; and

(xv)       to the extent not otherwise included, all Proceeds of, accessions to, substitutions or replacements for, and products of, any and all of the foregoing and all collateral security and guarantees given by any Person with respect to the forgoing.

(b)          Notwithstanding anything herein to the contrary, this Agreement shall not constitute a grant of security in, and in no event shall the Collateral (or any component definition thereof) include, and no Grantor shall be deemed to have assigned, pledged or granted a security interest in, any of such Grantor’s right, title or interest:

(i)          in any Excluded Equity Interests;

(ii)         in any leaseholds of Real Property held by any Loan Party as lessee;

(iii)        in any fee owned Real Property that has an individual Fair Market Value in an amount less than $500,000;

(iv)        in those assets identified in writing by the Borrower to the Collateral Agent in which granting a security interest therein would result in adverse tax consequences to any Loan Party as reasonably determined by the Borrower; provided, however, that such security interest shall attach immediately at such time as and, to the extent severable, to any portion of such assets that do not constitute or result or no longer constitutes or results in any of the consequences specified above;

(v)         in any assets (other than proceeds and receivables thereof), to the extent that, and for so long as, taking a security interest therein is prohibited by applicable Law or regulations or a contractual obligation binding on such assets that, in the case of any such contractual obligation, existed at the time of the acquisition thereof, or if such asset is held by a Grantor on the date hereof, existed on the date hereof, and was not created or made binding on such assets in contemplation of or in connection with the acquisition of such assets or the creation of the Lien hereunder (except in the case of assets acquired with Indebtedness permitted pursuant to Section 7.2.1(k) of the Credit Agreement that is secured by a Lien permitted pursuant to Section 7.2.2 of the Credit Agreement), and so long as such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective pursuant to the Anti-Non-Assignment Clauses; provided, however, that such security interest shall attach immediately at such time as and, to the extent severable, to any portion of such assets that do not constitute or result or no longer constitutes or results in any of the consequences specified above;

(vi)        in any asset that is subject to permitted secured financing arrangements containing restrictions permitted by Section 7.2.12(x) of the Credit Agreement, pursuant to which a Lien on such asset securing the Secured Obligations is not permitted or shall constitute or result in a breach or would give any other party to such arrangement the right to terminate such arrangement (other than to the extent that any such prohibition is rendered ineffective pursuant to the Anti-Non-Assignment Clauses); provided, however, that such security interest shall attach immediately at such time as and, to the extent severable, to any portion of such assets that do not constitute or result or no longer constitutes or results in any of the consequences specified above;

(vii)       in any asset with respect to which the Collateral Agent determines that the cost of obtaining the security interest hereunder, perfection thereof or compliance with the terms hereof, in each case with respect thereto exceeds the value of the security to be afforded thereby;

(viii)      in any “intent-to-use” trademark application for which a statement of use has not been filed (but only to until such statement is filed); and

(ix)         in any lease, license, contract or agreement to which any Grantor is a party if and for so long as the assignment, pledge or grant of such security interest (1) shall be prohibited by any valid and enforceable provision of any such lease, license, contract or agreement (that was not included in such lease, license, contract or agreement for the purpose of avoiding the grant of the security interest hereunder), (2) would give any other party to such lease, license, contract or agreement the right to terminate its obligations thereunder, (3) is permitted only with the consent of another party to such lease, license, contract or agreement if such consent has not been obtained (despite commercially reasonable efforts of the relevant Grantor to obtain such consent), (4) shall constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein, (5) shall constitute or result in a breach or termination (or result in any party thereto having the right to terminate) pursuant to the terms of, or a default under, any such lease, license, contract or agreement or (6) shall constitute or result in a violation under any law, regulation, permit, order or decree of any Official Body, unless and until all required material consents shall have been obtained in each case as to clauses (1) through (6), other than to the extent that any such term is rendered ineffective pursuant to the Anti-Non-Assignment Clauses or any other applicable law; provided, however, that such security interest shall attach immediately at such time as and, to the extent severable, to any portion of such lease, license, contract or agreement that does not constitute or result or no longer constitutes or results in any of the conditions or consequences specified in the immediately preceding clauses (1) through (6) above.

The items described in the foregoing clauses (i) through (ix), inclusive, being referred to as “Excluded Assets.”

ARTICLE III
SECURITY FOR OBLIGATIONS

Section 3.01         Security for Secured Obligations. This Agreement and the grant of the security interest and Lien herein secures, in the case of each Grantor, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code (and any successor provision thereof)), of all Secured Obligations of and with respect to such Grantor and every other Grantor.

Section 3.02         Continuing Liability under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral, and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party and (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Stock and Pledged Debt, to perform all of the obligations undertaken by it thereunder and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto, nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party’s obligations with respect to any Collateral or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Stock and Pledged Debt and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

Section 3.03         Security Interests Absolute. All rights of the Collateral Agent, all security interests hereunder and all obligations of each Grantor hereunder are unconditional and absolute and independent and separate from any other security for or guaranty of the Secured Obligations, whether executed by such Grantor, any other Grantor or any other Person. Without limiting the generality of the foregoing, the obligations of each Grantor hereunder shall not be released, discharged or otherwise affected or impaired by:

(i)          any extension, renewal, settlement, compromise, acceleration, waiver or release in respect of any obligation of any other Grantor under any Loan Document or any other agreement or instrument evidencing or securing any Secured Obligation, by operation of law or otherwise;

(ii)         any change in the manner, place, time or terms of payment of any Secured Obligation or any other amendment, supplement or modification to any Loan Document or any other agreement or instrument evidencing or securing any Secured Obligation;

(iii)        any release, non-perfection or invalidity of any direct or indirect security for any Secured Obligation, any sale, exchange, surrender, realization upon, offset against or other action in respect of any direct or indirect security for any Secured Obligation or any release of any other obligor or Grantors in respect of any Secured Obligation;

(iv)        any change in the existence, structure or ownership of any Grantor, or any insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, liquidation or other similar proceeding affecting any Grantor or its assets or any resulting disallowance, release or discharge of all or any portion of any Secured Obligation;

(v)         the existence of any claim, set-off or other right which any Grantor may have at any time against any other Grantor, the Collateral Agent, any other Secured Party or any other Person, whether in connection herewith or any unrelated transaction; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(vi)        any invalidity or unenforceability relating to or against any other Grantor for any reason of any Loan Document or any other agreement or instrument evidencing or securing any Secured Obligation or any provision of applicable Requirement of Law or regulation purporting to prohibit the payment by any other Grantor of any Secured Obligation;

(vii)       any failure by any Secured Party: (A) to file or enforce a claim against any Grantor or its estate (in a bankruptcy or other proceeding); (B) to give notice of the existence, creation or incurrence by any Grantor of any new or additional indebtedness or obligation under or with respect to the Secured Obligations; (C) to commence any action against any Grantor; (D) to disclose to any Grantor any facts which such Secured Party may now or hereafter know with regard to any Grantor; or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Secured Obligations;

(viii)      any direction as to application of payment by any other Grantor or any other Person;

(ix)         any subordination by any Secured Party of the payment of any Secured Obligation to the payment of any other liability (whether matured or unmatured) of any Grantor to its creditors;

(x)          any act or failure to act by the Collateral Agent or any other Secured Party under this Agreement or otherwise which may deprive any Grantor of any right to subrogation, contribution or reimbursement against any other Grantor or any right to recover full indemnity for any payments made by such Grantor in respect of the Secured Obligations; or

(xi)         any other act or omission to act or delay of any kind by any Grantor or any Secured Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 3.03, constitute a legal or equitable discharge of any Grantor’s obligations hereunder, except that a Grantor may assert the defense of final payment in full of the Secured Obligations.

Each Grantor has irrevocably and unconditionally delivered this Agreement to the Collateral Agent, for the benefit of the Secured Parties, and the failure by any other Person to sign this Agreement or a pledge or other security agreement similar to this Agreement or otherwise shall not discharge the obligations of any Grantor hereunder.

To the fullest extent permitted by law, this Agreement shall remain fully enforceable against each Grantor irrespective of any defenses that any other Grantor may have or assert in respect of the Secured Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, except that a Grantor may assert the defense of final payment of the Secured Obligations.

ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.01         Generally.

(a)          Representations and Warranties. Each Grantor hereby represents and warrants that:

(i)          The Grantors have good and marketable title to, or valid license or leasehold interest in, all of the Collateral in which the Grantors have granted a security interest hereunder.

(ii)         The Grantors own each item of the Collateral free and clear of any and all Liens, other than Permitted Liens. Except as set forth on Schedule 7.2.2 to the Credit Agreement, no financing statement, mortgage, security agreement or other similar or equivalent document or instrument or public notice with respect to all or any part of the Collateral is on file or of record in any public office, except filings evidencing Permitted Liens and filings for which termination statements have been delivered to the Collateral Agent.

(iii)        The Liens granted to the Collateral Agent hereunder constitute valid security interests under the UCC securing the Secured Obligations to the extent such Liens on the applicable Collateral may be created under the UCC.

(iv)        Subject to Section 6.1.2 of the Credit Agreement, upon (A) the filing of all UCC financing statements in the filing offices set forth opposite such Grantor’s name on Schedule V hereto naming such Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral, (B) the execution and delivery of all Control Agreements with respect to each Deposit Account and Securities Account (other than Excluded Accounts) of the Grantors in existence on the Closing Date to the extent required to be delivered hereunder, (C) the delivery of certificates evidencing Pledged Stock and instruments evidencing Pledged Debt to the Collateral Agent, (D) the completion of all steps necessary to grant control to the Collateral Agent with respect to Investment Related Property and Electronic Chattel Paper in each case to the extent constituting Collateral and (E) the recordation of the Patent Security Agreement and the Trademark Security Agreement in the United States Patent and Trademark Office and the Copyright Security Agreement in the United States Copyright Office, the security interests granted to the Collateral Agent hereunder shall constitute a valid and perfected Lien in favor of the Collateral Agent subject to no other Lien other than the Permitted Liens (other than, in each case, any Collateral with respect to which Excluded Perfection Actions are not required to be taken).

(v)         [Reserved.]

(vi)        [Reserved.]

(vii)       [Reserved.]

(viii)      On the Closing Date, Schedule I (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) sets forth (a) each place of business of each Grantor (including its chief executive office); (b) all locations (other than as disclosed pursuant to clause (a)) where any of the Inventory or Equipment owned by each Grantor is kept, except (1) locations with respect to Inventory in transit, (2) locations at which Inventory or Equipment with a fair market value of less than $500,000 in the aggregate for each location is kept and (3) locations for Inventory with respect to “bill and hold” or consignment arrangements with a fair market value of less than $5000,000 in the aggregate for each location, which may be located at other locations; and (c) whether such Collateral location and place of business (including each Grantor’s chief executive office) is owned or leased (and if leased, specifies the complete name and notice address of each lessor).

(ix)         None of the Collateral constitutes, or is the Proceeds or products of, “farm products”, “as-extracted collateral”, “health-care-insurance receivables” or “timber to be cut” (in each case, as defined in the UCC), vessels or aircraft.

(b)          Covenants and Agreements. Each Grantor hereby covenants and agrees that, subject to Section 6.1.2 of the Credit Agreement:

(i)          All of the Inventory manufactured, assembled, or with respect to which each Grantor may be liable for wages as a result of its manufacture or assembly, and, to the knowledge of such Grantor, all of such Grantor’s other Inventory, has or will be produced in compliance in all material respects with the applicable requirements of the Fair Labor Standards Act, as amended from time to time, or any successor statute, and regulations promulgated thereunder.

(ii)         [Reserved.]

(iii)        It shall promptly notify the Collateral Agent if any material portion of the Collateral is damaged or destroyed.

(iv)        Except as permitted by the Loan Documents, it shall not take any action which could reasonably be expected to adversely affect the Collateral Agent’s rights in the Collateral, including to sell, assign, transfer, license, grant any option with respect to the purchase of, or create any Lien upon, any Collateral, except for Permitted Liens and Dispositions permitted under the Credit Agreement.

(v)         It shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of any Collateral unless such Grantor shall in accordance with its sound business judgment reasonably determine in respect of any such amounts that such efforts would be of negligible value. Notwithstanding the foregoing, subject to the rights of the Collateral Agent and the Secured Parties hereunder, such Grantor may allow as adjustments to amounts owing under its Receivables (1) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with sound business judgment and (2) a refund or credit due as a result of returned, rejected or damaged goods or services, all in accordance with such Grantor’s ordinary course of business. In connection with such collections, each Grantor may take (and, at the Collateral Agent’s reasonable direction, shall take) such action as such Grantor or the Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts.

(vi)        [Reserved.].

(vii)       Such Grantor shall keep full and accurate books and records relating to the Collateral, including, but not limited to, the originals of all Instruments and Chattel Paper and copies of all material documentation with respect to such Collateral, records of all payments received, all credits granted thereon, all merchandise returned and all other material dealings therewith, and such Grantor will, subject to the terms of Section 7.1.4 of the Credit Agreement, make the same available to the Collateral Agent for inspection. Upon direction by the Collateral Agent, such Grantor comply with Section 4.03(b)(i).

(viii)      [Reserved.]

(ix)         It will, promptly upon written request of the Collateral Agent, provide to the Collateral Agent all information and evidence that the Collateral Agent may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Agreement.

Section 4.02         Equipment and Inventory.

(a)          [Reserved]

(b)          Covenants and Agreements with respect to Equipment and Inventory. Each Grantor covenants and agrees that, subject to Section 6.1.2 of the Credit Agreement:

(i)          It shall not deliver any Document (other than Documents constituting Excluded Assets) evidencing any Goods to any Person other than to the issuer of such Document to claim the Goods evidenced thereby or to the Collateral Agent, unless the Collateral Agent has received a perfected security interest in such Document.

(ii)         It will ensure that none of the Inventory or Equipment (other than Inventory or Equipment constituting Excluded Assets) is ever subject to or covered by a negotiable document of title, unless the Collateral Agent has received a perfected security interest in such negotiable document of title.

(iii)        If any Equipment or Inventory (other than Equipment or Inventory constituting Excluded Assets) of such Grantor is in possession or control of any third party, such Grantor shall, upon the reasonable request of the Collateral Agent, in the case of any consignee or processor, file financing statements, to the extent permitted by the applicable UCC (including to the extent any necessary authorizations are obtained upon making commercially reasonable efforts), naming such consignee or processor as debtor, such Grantor as the secured party and the Collateral Agent as assignee in accordance with the requirements of the applicable UCC and, during the continuation of an Event of Default, deliver any notices to secured creditors of such consignee or processor required to maintain the perfection and priority (subject to Permitted Liens) of the Collateral Agent’s security interest in such Equipment or Inventory (other than Equipment or Inventory constituting Excluded Assets); provided, however, that no Grantor shall be required to take any of the foregoing actions if the value of such Inventory or Equipment in respect to which it and the other Grantors have not taken such action, does not exceed $500,000 per location.

Section 4.03         Receivables.

(a)          [Reserved]

(b)          Covenants and Agreements with respect to Receivables: Each Grantor hereby covenants and agrees that, subject to Section 6.1.2 of the Credit Agreement::

(i)          It shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper and Instruments constituting Collateral (other than any delivered to the Collateral Agent pursuant to the terms hereof or evidencing Receivables with a fair market value in excess of $500,000, individually), with an appropriate reference to the fact that the Collateral Agent has a security interest therein.

(ii)         Such Grantor shall use its commercially reasonable efforts to cause to be collected from each Account Debtor, as and when due, any and all amounts owing under or on account of each Receivable (including, without limitation, Receivables which are delinquent, such Receivables to be collected in accordance with lawful collection procedures) unless such Grantor shall reasonably determine in respect of any such Receivable that such efforts would be of negligible economic value, and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable. Such Grantor shall not rescind or cancel any indebtedness or obligation evidenced by any Receivable, modify, make adjustments to, extend, renew, compromise or settle any material dispute, claim, suit or legal proceeding relating to, or, other than in Dispositions permitted under the Credit Agreement, sell or assign, any Receivable, or interest therein, without the prior written consent of the Collateral Agent. Notwithstanding the foregoing, subject to the rights of the Collateral Agent and the Secured Parties hereunder, such Grantor may allow as adjustments to amounts owing under its Receivables (1) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with sound business judgment and (2) a refund or credit due as a result of returned, rejected or damaged goods or services, all in accordance with such Grantor’s ordinary course of business. The costs and expenses (including, without limitation, attorneys’ fees) of collection of Receivables, whether incurred by such Grantor or, upon the occurrence of and during the continuance of any Event of Default, the Collateral Agent, shall be borne by the Grantors.

(iii)        During the continuation of an Event of Default, the Collateral Agent shall have the right at any time, in the name of the Collateral Agent, any designee of the Collateral Agent or any Grantor, to verify the validity, amount or any other matter relating to any Accounts of the Grantors by mail, telephone or otherwise, which such verifications may be performed in the name of the Grantors. The Grantors shall cooperate fully with the Collateral Agent in an effort to facilitate and promptly conclude any such verification process. Upon the occurrence and during the continuance of an Event of Default, the Borrower, at its own expense, will cause its chief financial officer to furnish to the Collateral Agent at any time and from time to time promptly upon the Collateral Agent’s reasonable request (i) a reconciliation of all Receivables, (ii) trial balances and (iii) a test verification of such Receivables, all as the Collateral Agent may reasonably request.

(iv)        Upon the occurrence and during the continuance of any Event of Default and if so requested by the Collateral Agent, such Grantor will promptly notify (and such Grantor hereby authorizes the Collateral Agent so to notify) each Account Debtor in respect of any Receivable that such Collateral has been assigned to the Collateral Agent hereunder for the benefit of the Secured Parties, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent or its designee.

(v)         It shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support (other than any Excluded Assets) relating to any Receivable.

(vi)        [Reserved.]

(c)          Delivery and Control of Receivables. Subject to Section 6.1.2 of the Credit Agreement, with respect to any Receivables that are evidenced by, or constitute, Tangible Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof, and (ii) with respect to any such Receivables hereafter arising, promptly upon such Grantor acquiring rights therein. Subject to Section 6.1.2 of the Credit Agreement, with respect to any Receivables which would constitute Electronic Chattel Paper, each Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, promptly upon such Grantor acquiring rights therein; provided, however, that no Grantor shall be required to take any of the foregoing actions if the value of such Tangible Chattel Paper, Electronic Chattel Paper or Instrument in respect to which it and the other Grantors have not taken such actions, does not exceed $500,000 per item.

Section 4.04         Investment Related Property.

(a)          Representations and Warranties with respect to Pledged Stock. Each Grantor hereby represents and warrants that:

(i)          Schedule II hereto (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) sets forth under the heading “Pledged Stock,” all of the Pledged Stock owned by any Grantor, and such Pledged Stock constitutes all of the issued and outstanding Capital Stock of the respective issuers owned by such Grantor.

(ii)         Each Pledged Stock issued by a Borrower Party Affiliate has been duly authorized, validly issued and is fully paid and nonassessable.

(iii)        Except as disclosed on Schedule II hereto (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof), there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Stock.

(iv)        [Reserved.]

(v)         (a) None of the Pledged Stock representing partnership or membership interests are or represent interests in issuers that are (x) registered as investment companies or (y) are dealt in or traded on securities exchanges or markets and (b) each issuer that is a limited liability company or a partnership has ensured, or will ensure, that its limited liability agreement, partnership agreement or other applicable organizational documents governing the interests issued by it, either expressly provides that each such interest shall be represented by a certificate and is and will remain a “security” within the meaning of, and governed by, Article 8 of the UCC or, if such documents do not expressly so provide, shall remain uncertificated and shall not be amended to “opt-in” to Article 8 of the UCC unless all actions are taken by the applicable Grantor to ensure that the Collateral Agent has a perfected and continuing security interest in such membership interests in accordance with Section 4.04(b)(i) hereof.

(b)          Covenants and Agreements with respect to Pledged Stock. Each Grantor hereby covenants and agrees that:

(i)          Without the prior written consent of the Collateral Agent, it shall not vote, or take any other action, to: (a) other than as permitted by the Loan Documents, amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially adversely affects the value, validity, perfection or priority (subject to Permitted Liens) of the Collateral Agent’s security interest therein, (b) other than as permitted by the Loan Documents, permit any issuer of any Pledged Stock of such Grantor to issue any additional stock, partnership interests, limited liability company interests or other Capital Stock of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other Capital Stock of any nature of such issuer other than to the extent such stock, interests, securities or rights constitute Collateral, (c) other than as permitted under the Loan Documents, permit any issuer of any Pledged Stock to dispose of all or a material portion of its assets or (d) cause any issuer of any Pledged Stock representing partnership or membership interest of such Grantor which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such partnership or membership interest to be treated as securities for purposes of the UCC unless such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps deemed necessary or advisable in the Collateral Agent’s reasonable sole discretion to establish the Collateral Agent’s “control” thereof consistent with Section 4.04(g). Without limiting the foregoing, no agreement or other organizational document providing (i) that any such interest is and will remain a security under Article 8 of the UCC, (ii) that a partnership or membership interest is represented by a certificate (in which the Collateral Agent’s security interest has been or is required to be perfected pursuant to this Agreement) or (iii) that a partnership or membership interest is not represented by a certificate (in which the Collateral Agent’s security interest has been or is required to be perfected pursuant to this Agreement), shall be amended, modified or supplemented to provide otherwise without the consent of the Collateral Agent.

(ii)         It shall comply with all of its material obligations under any limited liability company agreement, partnership agreement or other applicable organizational documents governing the Pledged Stock.

(iii)        [Reserved.]

(c)          Representations and Warranties with respect to Pledged Debt. Each Grantor hereby represents and warrants that Schedule II hereto (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) sets forth under the heading “Pledged Debt” all of the Pledged Debt owned by such Grantor evidenced by an Instrument with an outstanding principal amount of over $500,000, and to the knowledge of such Grantor, all of such Pledged Debt has been duly authorized, authenticated or issued and delivered and constitutes the legal, valid and binding obligation of the debtor thereunder, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

(d)          Representations and Warranties with respect to Investment Accounts. Each Grantor hereby represents and warrants that:

(i)          Schedule II hereto (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) sets forth, under the heading “Securities Accounts”, all of the Securities Accounts (other than Excluded Accounts) in which each Grantor has an interest, and such Schedule correctly identifies the name and address with respect to each depository, the name in which the account is held and the complete account number therefor. Each Grantor is the sole entitlement holder of each such Securities Account on Schedule II, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or any securities or other property credited thereto.

(ii)         Schedule II hereto (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) sets forth, under the heading “Deposit Accounts”, all of the Deposit Accounts (other than Excluded Accounts) in which each Grantor has an interest, and such Schedule correctly identifies the name and address with respect to each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor. Each Grantor is the sole account holder of each such Deposit Account on Schedule II, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent) having either sole dominion and control (within the meaning of common law) or “control” (within the meaning of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein.

(iii)        Subject to Section 6.1.2 of the Credit Agreement, each Grantor has taken all actions necessary, including those specified in Sections 4.04(b), 4.04(e) and 4.04(g), to: (a) establish the Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts or Security Entitlements (other than Excluded Assets); and (b) establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts (other than Excluded Accounts).

(e)          Delivery and Control with respect to Securities Accounts, Security Entitlements and Deposit Accounts. Subject to Section 6.1.2 of the Credit Agreement, with respect to any Investment Related Property consisting of Securities Accounts (other than Excluded Accounts) or Security Entitlements, it shall cause the securities intermediary maintaining such Securities Account or Security Entitlement to enter into a Securities Account Control Agreement pursuant to which each such securities intermediary shall agree to comply with the Collateral Agent’s “entitlement orders” without further consent by such Grantor and the Collateral Agent shall have “control” (within the meaning of Section 8.106 of the UCC) over such Securities Accounts or Security Entitlements. Subject to Section 6.1.2 of the Credit Agreement, with respect to any Investment Related Property that is a “Deposit Account” (other than Excluded Accounts), it shall cause the depositary institution maintaining such account to enter into a Deposit Account Control Agreement, pursuant to which the Collateral Agent shall have “control” (within the meaning of Section 9-104 of the UCC) over such Deposit Account. Subject to Section 6.1.2 of the Credit Agreement, each Grantor shall have entered into (and shall not hereafter establish or maintain any Deposit Account or Securities Account (other than Excluded Accounts) unless such Grantor enters into) such Control Agreement with respect to: (i) any Securities Accounts (other than Excluded Accounts), Security Entitlements or Deposit Accounts (other than Excluded Accounts) that exist on the Closing Date, within 90 days (or such longer period as approved by the Collateral Agent) following the Closing Date and (ii) any Securities Accounts (other than Excluded Accounts), Security Entitlements or Deposit Accounts (other than Excluded Accounts) that are created or acquired after the Closing Date, within 90 days (or such longer period as approved by the Collateral Agent) following the deposit or transfer of any such assets, whether constituting moneys or investments, into any Securities Accounts or Deposit Accounts. The Collateral Agent hereby agrees that upon exercising its rights under any such Control Agreement with respect to any Deposit Accounts, Securities Accounts or Security Entitlements, it shall not give instructions with respect thereto or liquidate any assets therein unless and until an Event of Default has occurred.

(f)          Covenants and Agreements with respect to Investment Related Property Generally. Each Grantor hereby covenants and agrees that:

(i)          Except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral (except to the extent constituting Excluded Assets) without further action and (b) such Grantor shall, subject to Section 6.1.2 of the Credit Agreement, immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority (subject to Permitted Liens) and, if applicable, control of the Collateral Agent over such Investment Related Property, and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and all of the same shall be segregated from all other property of such Grantor. Notwithstanding the foregoing, so long as no Default or Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all cash dividends and distributions and all scheduled payments of interest.

(ii)         During the continuance of an Event of Default (other than with respect to any distributions permitted pursuant to Section 7.2.4 of the Credit Agreement), (a) the Collateral Agent shall have the right, at any time in its discretion and without notice to the Grantor, to (x) transfer to or to register any Pledged Stock or any Investment Related Property in its name or in the name of its nominees and (y) exchange any certificate or instrument representing or evidencing any Pledged Stock or any Investment Related Property for certificates or instruments of smaller or larger denominations and (b) (x) all rights of each Grantor to receive the dividends, interest, distributions, cash, instruments and other payments and distributions which it would otherwise be authorized to receive and retain pursuant to Section 4.04(f)(i) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends, interest, distributions, cash, instruments and other payments and distributions and (y) all dividends, interest, distributions, cash, instruments and other payments and distributions which are received by any Grantor contrary to the provisions of paragraph (i) of this Section 4.04(f) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered, in the same form as so received, to the Collateral Agent or its nominee or custodian to hold as Collateral.

(g)          Delivery and Control of Certificates, Instruments and Uncertificated Securities Constituting Investment Related Property. Subject to Section 6.1.2 of the Credit Agreement, with respect to any Investment Related Property that is represented by a certificate or that is an “instrument” (other than any Investment Related Property credited to a Securities Account), it shall cause such certificate or instrument to be delivered to the Collateral Agent and indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC. Subject to Section 6.1.2 of the Credit Agreement, with respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC (other than any “uncertificated securities” credited to a Securities Account) with a fair market value in excess of $500,000, it shall use commercially reasonable efforts to cause the issuer of such uncertificated security to execute a Securities Account Control Agreement with respect to thereto. Subject to Section 6.1.2 of the Credit Agreement, each Grantor shall have taken such actions with respect to: (i) any Investment Related Property that is represented by a certificate or that is an “instrument” (other than any Investment Related Property credited to a Securities Account) that exist on the Closing Date, as of the Closing Date and (ii) any Investment Related Property that is represented by a certificate or that is an “instrument” (other than any Investment Related Property credited to a Securities Account) that are created or acquired after the Closing Date, within 90 days (or such longer period as approved by the Collateral Agent) following the acquisition thereof; provided, however, that no Grantor shall be required to take any of the foregoing actions if the value of such Investment Related Property in respect to which it and the other Grantors have not taken such action, does not exceed $500,000 per item.

(h)          Voting and Distributions with respect to Investment Related Property.

(i)          So long as no Event of Default shall have occurred and be continuing:

(A)         except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; and

(B)         the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (A) above.

(ii)         Upon the occurrence and during the continuation of an Event of Default:

(A)         Upon notice to the Borrower by the Collateral Agent (provided that if an Event of Default specified under Sections 8.1.12 or 8.1.13 of the Credit Agreement shall occur, no such notice shall be required), all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights (and any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Investment Related Property) as if it were the absolute owner thereof (including the right to exchange at its discretion any Investment Related Property upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Investment Related Property, the right to deposit and deliver any Investment Related Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing; and

(B)         in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive under this Section 4.04(h): (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.01.

(iii)        Each Grantor hereby expressly irrevocably authorizes and instructs, without any further instructions from such Grantor, each issuer of any Investment Related Property pledged hereunder by such Grantor (i) to comply with any instruction received by such issuer from the Collateral Agent (which the Collateral Agent hereby agrees shall not be given unless an Event of Default has occurred and is continuing) without consultation with or instruction from such Grantor and each Grantor agrees that such issuer shall be fully protected from liabilities to such Grantor in so complying and (ii) upon the occurrence and during the continuance of an Event of Default, to pay any dividend or make any other payment with respect to the Investment Related Property directly to the Collateral Agent.

(i)          Consent with respect to Jointly Owned Investment Related Property. To the extent that more than one Grantor has rights in any Investment Related Property, such Grantor consents to the grant by each other Grantor that has rights in such Investment Related Property of a security interest therein to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Stock representing partnership or membership interests to the Collateral Agent or its nominee upon the occurrence and during the continuance of an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

Section 4.05         [Reserved].

Section 4.06         Intellectual Property.

(a)          Representations and Warranties with respect to Intellectual Property. Except as disclosed in Schedule III hereto (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof), each Grantor hereby represents and warrants that:

(i)          Schedule III (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) sets forth a true and complete list as of the Closing Date of the Intellectual Property each Grantor owns, licenses or otherwise has the right to use and, including for each item (1) the owner, (2) the title, (3) the jurisdiction in which such item has been registered or otherwise arises or in which an application for registration has been filed, (4) as applicable, the registration or application number and registration or application date and (5) any IP Licenses or other rights (including franchises) granted by such Grantor with respect thereto.

(ii)         Each Grantor owns, or is licensed to use, all Intellectual Property necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own or license would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. To the knowledge of each Grantor, (a) the conduct and operations of the businesses of each Grantor does not infringe, misappropriate, dilute, violate or otherwise impair any Intellectual Property owned by any other Person and (b) no other Person has contested any right, title or interest of any Grantor in, or relating to, any Intellectual Property, other than, in each case, as cannot reasonably be expected to affect the Loan Documents and the transactions contemplated therein and would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(iii)        No holding, decision or judgment has been rendered by any Official Body which would directly limit, cancel or question the validity of, or such Grantor’s rights in, any Intellectual Property owned by such Grantor or, to Grantor’s knowledge, licensed to such Grantor the result of which would reasonably be expected to cause a Material Adverse Effect.

(iv)        It is the sole and exclusive owner of the entire right, title, and interest in and to all material Intellectual Property listed on Schedule III hereto (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) as owned by each Grantor, except for rights in material Intellectual Property granted pursuant to an IP License, and Grantor owns or has the valid right to use all other material Intellectual Property used in or reasonably necessary to conduct its business free and clear of all Liens, except for Permitted Liens.

(b)          Covenants and Agreements with respect to Intellectual Property. Each Grantor hereby covenants and agrees as follows:

(i)          Each Grantor (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Guarantor’s business may become invalidated or dedicated to the public, and, to the extent consistent with past practices, shall continue to mark any products covered by a Patent with the relevant patent number or indication that a Patent is pending as required by the patent laws.

(ii)         Each Grantor (either itself or, if permitted by law, through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity from non-use, material alteration, naked licensing or genericide, (ii) use reasonable best efforts to maintain the quality of products and services offered under such Trademark in a manner substantially consistent with or better than the quality of such products and services as of the date hereof, (iii) use reasonable best efforts to display such Trademark with proper notice, including notice of federal registration to the extent permitted by applicable law, (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights, (v) not permit any assignment in gross of such Trademark and (vi) subject to the terms of the Credit Agreement, allow the Collateral Agent and its designees the right to inspect such Grantor’s premises and to examine and observe such Grantor’s books, records and operations, including, without limitation, its quality control processes, upon reasonable notice and at reasonable times.

(iii)        Each Grantor (either itself or through licensees) will, for each work covered by a Copyright material to the conduct of its business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice.

(iv)        Each Grantor shall take all reasonable steps in the United States Patent and Trademark Office and the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, including the payment of applicable fees, to maintain and pursue any application, and to maintain each registration of the Trademarks, Patents and Copyrights owned by any Grantor and which are now or shall become included in the Collateral except for those items of Intellectual Property that are no longer in use and have negligible value or such Intellectual Property is no longer beneficial to the business of such Grantor in the commercially reasonable judgment of such Grantor.

(v)         Such Grantor shall, together with the delivery of each officer’s certificate pursuant to Section 7.3.3 of the Credit Agreement, report to the Collateral Agent any of the following to the extent applicable: (A) the filing by such Grantor or on its behalf of any application to register any Intellectual Property, owned by such Grantor in whole or in part, with the United States Patent and Trademark Office and the United States Copyright Office; (B) the registration of any Intellectual Property owned by such Grantor in whole or in part by any such office; (C) the acquisition by such Grantor of any Intellectual Property or (D) any new contractual obligation granting a material IP License from or to any Grantor. Concurrently therewith, such Grantor shall deliver to the Collateral Agent (x) a modified Schedule III hereto to reflect the applicable modified information and (y) signed counterparts of a Trademark Security Agreement, Patent Security Agreement and/or Copyright Security Agreement, as applicable, together with all supplements to the schedules thereto solely with respect to any United States federally registered Intellectual Property. Notwithstanding anything herein to the contrary, no Grantor shall be obligated to take any action to perfect any security interest in any part of the Collateral under the laws of any jurisdiction outside of the United States of America.

(vi)        If any rights to any material Patent, Trademark or Copyright are believed infringed, misappropriated or diluted by a third party in any material respect, such Grantor shall (A) notify the Collateral Agent promptly after it learns thereof, (B) cooperate with the Collateral Agent to identify actions that are reasonably appropriate under the circumstances to protect such Patent, Trademark or Copyright, and (C) at Collateral Agent’s reasonable request, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright is of negligible economic value to it, take those actions to protect such Patent, Trademark or Copyright, including (to the extent requested) suing for infringement, misappropriation or dilution. If any material IP License is believed breached in any material respect by any party other than a Grantor, such Grantor shall (A) notify the Collateral Agent promptly after it learns thereof, (B) cooperate with the Collateral Agent to identify actions that are reasonably appropriate under the circumstances to protect such IP License, and (C) at Collateral Agent’s reasonable request, unless such Grantor shall reasonably determine that such IP License is of negligible economic value to it, take those actions to protect the Grantor’s rights under such IP License, including (to the extent requested) suing for breach.

(vii)       Other than abandonment in the ordinary course of Intellectual Property, which, in the reasonable good faith determination of a Grantor, is not material to the conduct of the business of such Grantor, such Grantor shall promptly notify the Collateral Agent if it knows or has reason to know that any U.S. Patent, Trademark or Copyright necessary to or used in such Grantor’s business may become abandoned or becomes dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court, but excluding any non-final office actions issued in the ordinary course) regarding such Grantor’s ownership of any Patent, Trademark or Copyright necessary to or used in such Grantor’s business or its right to register the same or to keep, use or maintain the same.

(viii)      It shall use commercially reasonable efforts to avoid the inclusion in any IP Licenses or any other contractual obligations of provisions that would impair or prevent the creation of a security interest in, or the collateral assignment of, such Grantor’s rights and interests under such license or in any Intellectual Property acquired under such license, unless the Collateral Agent otherwise consents.

Section 4.07         Commercial Tort Claims.

(a)          No Grantor has a Commercial Tort Claim except as shown on Schedule IV (as such Schedule may be amended from time to time to reflect permitted changes with respect to Commercial Tort Claims since the date of the last disclosure; provided that any such amendment to Schedule IV shall only be effective as of the day of such amendment and such amendment shall not affect any incorrect disclosure or omission on Schedule IV (or any Default or Event of Default resulting therefrom) prior to any such amendment).

(b)          In the event any Commercial Tort Claim arises or otherwise becomes known after the date hereof, the applicable Grantor will deliver to the Collateral Agent a supplement to Schedule IV hereto describing such Commercial Tort Claim and expressly subjecting such Commercial Tort Claim, all judgments and/or settlements with respect thereto and all Proceeds thereof to the security interests granted hereunder.

Section 4.08         Bonding. Except as set forth in Schedule VI and custom bonds in the ordinary course of business, as of the Closing Date, no Grantor is a party to or bound by any surety bond agreement, indemnification agreement therefor or bonding requirement with respect to products or services sold by it.

ARTICLE V
FURTHER ASSURANCES and ADDITIONAL GRANTORS

Section 5.01         Further Assurances.

(a)          Each Grantor agrees that from time to time, and at the expense of such Grantor, it shall promptly authenticate, execute and deliver all further instruments and documents, and take all further actions, that may be reasonably necessary or desirable, or that the Collateral Agent may reasonably request (other than, unless an Event of Default has occurred and is continuing, any Excluded Perfection Actions), in order to create and/or maintain the validity, perfection or priority (subject to Permitted Liens) of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i)          file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(ii)         take all actions necessary to ensure the recordation of appropriate evidence of the Liens and security interest granted hereunder in Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office;

(iii)        at the Collateral Agent’s reasonable request and to the extent commercially reasonable, appear in and defend any action or proceeding that may materially or adversely affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral;

(iv)        furnish to the Collateral Agent from time to time such certificates, notices, statements and schedules further identifying and describing the Collateral and such other documents in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Collateral Agent; and

(v)         maintain the security interest in the Collateral granted hereunder as a valid and perfected (subject to Excluded Perfection Actions) Lien in favor of the Collateral Agent subject to no other Lien other than Permitted Liens and senior in priority to all other Liens other than the Permitted Liens.

(b)          Each Grantor hereby authorizes the Collateral Agent, if an Event of Default shall occur and be continuing, to take all steps it deems reasonably necessary to maintain and preserve the Collateral, consistent with the Grantor’s obligations to do so hereunder, including, the making of additional filings, the payment of maintenance fees and the defense of challenges to the Grantor’s title or validity, all at the Grantor’s expense, and hereby ratified any such actions of the Collateral Agent heretofore taken.

(c)          Each Grantor hereby authorizes, at the Grantor’s expense, the filing of, and ratifies any prior filing of, any financing statements or continuation statements, and amendments to financing statements or any similar document, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary, advisable or prudent to perfect or to maintain the perfection of the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired,” or words of similar meaning. Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

Section 5.02         Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”) by executing a joinder to this Agreement substantially in the form of Exhibit C hereto (the “Security Agreement Joinder”). Concurrently with the execution and delivery of such Security Agreement Joinder, such Additional Grantor shall take all such actions and deliver to the Collateral Agent all such documents and agreements as such Additional Grantor would have been required to deliver to the Collateral Agent on or prior to the date of this Agreement had such Additional Grantor been a party hereto on the date of this Agreement, including, among other things, supplements to Schedule I, II, III and IV hereto. Upon delivery of any such Security Agreement Joinder to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Collateral Agent not to cause any subsidiary of any Grantor to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become a Grantor hereunder.

ARTICLE VI
AGENT APPOINTED ATTORNEY-IN-FACT

Section 6.01         Power of Attorney. Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent (and all Persons designated by the Collateral Agent) as such Grantor’s true and lawful attorney (and agent-in-fact) for the purposes provided herein and such power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full and until there is no commitment by any Secured Party to make further loans, incur obligations or otherwise give value. The Collateral Agent, or the Collateral Agent’s designee, may at any time and from time to time, without notice and in either its or a Grantor’s name, but at the sole cost and expense of the Grantors:

(i)          take any and all appropriate action and execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement;

(ii)         if an Event of Default shall occur and be continuing, endorse one or more Grantors’ names on any Payment Item or other Proceeds of Collateral (including Proceeds of insurance) that come into the Collateral Agent’s possession or control (it being understood and agreed that if any such Payment Item or other Proceeds of Collateral come into the Collateral Agent’s possession or control when an Event of Default is not continuing, the Collateral Agent shall turn over such Payment Item or such Proceeds to the applicable Grantor);

(iii)        prepare, sign and file for recordation in any Intellectual Property registry appropriate evidence of the Lien and security interest granted herein in the Intellectual Property in the name of such Grantor as assignor or pledgor;

(iv)        if an Event of Default shall occur and be continuing, take or cause to be taken all actions reasonably necessary to perform or comply or cause performance or compliance with the terms of any Loan Document, including, without limitation, to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its reasonable discretion, and any such payments made by the Collateral Agent to become Secured Obligations of such Grantor under the Credit Agreement, and execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement; and

(v)         if an Event of Default shall occur and be continuing: (i) notify any Account Debtors (including obligors with regards to payment due or to become due in respect of Intellectual Property) of the assignment of their Accounts, demand and enforce payment of Accounts by legal proceedings or otherwise and generally exercise any rights and remedies with respect to Accounts; (ii) settle, adjust, modify, compromise, discharge or release any Accounts or other Collateral, or any legal proceedings brought to collect Accounts or Collateral; (iii) sell or assign any Accounts and other Collateral upon such terms, for such amounts and at such times as the Collateral Agent deems advisable; (iv) collect, liquidate and receive balances in Deposit Accounts or investment accounts, and take control, in any manner, of Proceeds of Collateral; (v) prepare, file and sign a Grantor’s name to a proof of claim or other document in a bankruptcy of an Account Debtor, or to any notice, assignment or satisfaction of Lien or similar document; (vi) receive, open and dispose of mail addressed to a Grantor, and notify postal authorities to deliver any such mail to an address designated by the Collateral Agent; (vii) endorse any Chattel Paper, Document, Instrument, bill of lading or other document or agreement relating to any Accounts, Inventory or other Collateral; (viii) use a Grantor’s stationery and sign its name to verifications of Accounts and notices to Account Debtors; (ix) use information contained in any data processing, electronic or information systems relating to Collateral; (x) make and adjust claims under insurance policies; (xi) take any action as may be necessary or appropriate to obtain payment under any letter of credit, banker’s acceptance or other instrument for which a Grantor is a beneficiary; and (xii) take all other actions as Collateral Agent deems reasonably appropriate to fulfill any Grantor’s obligations under the Loan Documents.

ARTICLE VII
REMEDIES

Section 7.01         Generally.

(a)          If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may separately, successively or simultaneously exercise any other rights or remedies afforded under any agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC. Such rights and remedies include the rights to:

(i)          take possession of any Collateral;

(ii)         require a Grantor to assemble Collateral, at such Grantor’s expense, and make it available to the Collateral Agent at a place designated by the Collateral Agent;

(iii)        enter any premises where Collateral is located and store Collateral on such premises until sold (and if the premises are owned or leased by a Grantor, such Grantor agrees not to charge for such storage);

(iv)        sell or otherwise dispose of any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale, with such notice as may be required by applicable Law, in lots or in bulk, at such locations, all as the Collateral Agent, in its discretion, deems advisable; and

(v)         if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Collateral Agent’s remedies (for the benefit of the Secured Parties), with respect to such appointment without prior notice to the extent permitted by applicable Law.

(b)          The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent permitted by applicable Law) sale in accordance with the UCC, and the Collateral Agent, as agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. The Collateral Agent shall have the right to conduct such sales on any Grantor’s premises, without charge, and such sales may be adjourned from time to time in accordance with applicable Law. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, ten days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives (to the extent permitted by applicable Law) any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the Proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, each Grantor shall be liable for the deficiency and the reasonable and documented fees of counsel employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives (to the extent permitted by applicable Law) and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

(c)          The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)          The Collateral Agent shall have no obligation to marshal any of the Collateral.

Section 7.02         Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all Proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in the order of priority set forth in Section 8.2.4 of the Credit Agreement.

Section 7.03         Sales on Credit. If the Collateral Agent sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by the purchaser thereof and received by the Collateral Agent and applied to indebtedness of such purchaser. In the event such purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral, and the Grantor shall be credited with Proceeds of the sale in accordance with this Section 7.03.

Section 7.04         Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 (the “Securities Act”) and applicable State securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such State securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable State securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer thereof from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect. If, in the opinion of the Collateral Agent, it is necessary or advisable to sell any portion of the Collateral consisting of Investment Related Property by registering such Investment Related Property under the Securities Act, each relevant Grantor shall cause each issuer of such Investment Related Property to do or cause to be done all acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register such Investment Related Property or that portion thereof to be sold under the Securities Act, all as directed by the Collateral Agent in conformity with the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto and in compliance with the securities or “Blue Sky” laws of any jurisdiction that the Collateral Agent shall designate.

Section 7.05         Intellectual Property.

(a)          Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

(i)          the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property which is included in the Collateral, in which event, the Grantors shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably required by the Collateral Agent in aid of such enforcement, and the Grantors shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 8.02 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees, at the request of the Collateral Agent, to take all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any Intellectual Property necessary or beneficial to the business of such Grantor by others, and for that purpose, agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement;

(ii)         upon written demand from the Collateral Agent, each Grantor shall assign, convey or otherwise transfer to the Collateral Agent, or such Collateral Agent’s designee, all of such Grantor’s right, title and interest in and to the Intellectual Property included in the Collateral, and shall execute and deliver to the Collateral Agent such documents as are reasonably necessary to effectuate and record such assignment, conveyance, or transfer of, or other evidence of foreclosure upon, such Intellectual Property;

(iii)        in the event of any assignment, conveyance or other transfer of any of the Trademarks included in the Collateral, the goodwill symbolized by any such Trademarks shall be included in such sale or transfer, and such Grantor shall supply to the Collateral Agent or its designee such Grantor’s manufacturing, advertising, and distribution know-how, and copies of records embodying such know-how, relating to products and services theretofore sold under such Trademarks;

(iv)        each Grantor agrees that an assignment, conveyance or transfer of any Intellectual Property included in the Collateral shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives Cash Proceeds in respect of such assignment, conveyance, or other transfer of the Intellectual Property; and

(v)         within five Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of receipt of such notice, as the Collateral Agent may reasonably designate, by name, title or by job responsibility, to permit such Grantor, the Collateral Agent or its designees, directly or indirectly, to produce, advertise, and sell the products and services sold or delivered by such Grantor under Intellectual Property included in the Collateral on the Collateral Agent’s behalf and to be compensated by the Collateral Agent at such Grantor’s expense) consistent with the salary and benefit structure applicable to each, as of the date of such Event of Default.

(b)          If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof (including a lease or license) that may have been made by the Collateral Agent in accordance with the Loan Documents; provided that, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect.

(c)          The Collateral Agent shall be granted an irrevocable, non-exclusive license or other right to use, license or sub-license (without payment of royalty or other compensation to any Person) any or all Intellectual Property of the Grantors, computer hardware and software, trade secrets, brochures, customer lists, promotional and advertising materials, labels, packaging materials and other property (in each case to the extent permitted by the applicable license agreements), in advertising for sale, marketing, selling, collecting, completing manufacture of, or otherwise exercising any rights or remedies following the occurrence of an Event of Default with respect to any Collateral. Each Grantor’s rights and interests under Intellectual Property shall inure to the Collateral Agent’s benefit; provided, however, that the license granted in the preceding sentence (x) shall be subject to those exclusive licenses of Intellectual Property granted by the Grantors in effect on the date hereof and those granted by any Grantor hereafter (other than any exclusive license granted in breach of this Agreement or the Credit Agreement), to the extent conflicting, (y) may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default, provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default, and (z) applies to the use of the Trademarks in a manner that is not reasonably likely to result in the abandonment of the Trademarks due to insufficient quality control. The foregoing license grant to the Collateral Agent is in addition to, and not in limitation of, Agent’s rights under the Power of Attorney granted under Article VI.

Section 7.06         Direct Obligation. Neither the Collateral Agent nor any other Secured Party shall be required to make any demand upon, or pursue or exhaust any right or remedy against, any Grantor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any right or remedy with respect to any Collateral therefor or any direct or indirect guaranty thereof.

Section 7.07         Commercially Reasonable. To the extent that applicable Law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Collateral Agent to do any of the following:

(i)          fail to incur significant costs, expenses or other liabilities reasonably deemed as such by the Collateral Agent to prepare any Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;

(ii)         fail to obtain authorization or other consents from any Official Body for access to any Collateral to sell or for the collection or sale of any Collateral, or, if not required by other Law, fail to obtain authorization from any Official Body or other consents for the collection or disposition of any Collateral;

(iii)        fail to exercise remedies against Account Debtors or other Persons obligated on any Collateral or to remove Liens on any Collateral or to remove any adverse claims against any Collateral;

(iv)        advertise dispositions of any Collateral through publications or media of general circulation, whether or not such Collateral is of a specialized nature or to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring any such Collateral;

(v)         exercise collection remedies against Account Debtors and other Persons obligated on any Collateral, directly or through the use of collection agencies or other collection specialists, hire one or more professional auctioneers to assist in the disposition of any Collateral, whether or not such Collateral is of a specialized nature or, to the extent deemed appropriate by the Collateral Agent, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any Collateral, or utilize internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets to dispose of any Collateral;

(vi)        dispose of assets in wholesale rather than retail markets;

(vii)       disclaim disposition warranties, such as title, possession or quiet enjoyment; or

(viii)      purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of any Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of any Collateral.

Each Grantor acknowledges that the purpose of this Section 7.07 is to provide a non-exhaustive list of actions or omissions that are not commercially unreasonable when exercising remedies against any Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.07. Without limitation of the foregoing, nothing contained in this Section 7.07 shall be construed to grant any rights to any Grantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable Law in the absence of this Section 7.07. Without limiting the foregoing, the Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

ARTICLE VIII
THE COLLATERAL AGENT

Section 8.01         The Collateral Agent. The Collateral Agent has been appointed to act as collateral agent hereunder by each Secured Party either pursuant to Article IX of the Credit Agreement or by their acceptance of the benefits hereof, and the Collateral Agent shall be entitled to the rights and benefits of the Collateral Agent as set forth in Article IX of the Credit Agreement as if the provisions of Article IX were fully set forth herein. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of each Secured Party in accordance with the terms of this Section. The Collateral Agent may resign pursuant to Section 9.13 of the Credit Agreement. Upon the acceptance of any appointment as Collateral Agent under Section 9.13 of the Credit Agreement by a successor Collateral Agent, the retiring or removed Collateral Agent shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute (if applicable) and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent’s resignation or removal hereunder and under the Credit Agreement as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

Section 8.02         Compensation and Expenses of the Collateral Agent; Indemnification.

(a)          Expenses. The Grantors, jointly and severally, agree (i) to pay or reimburse the Collateral Agent for all reasonable and documented out-of-pocket expenses incurred by the Collateral Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Collateral Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers (including any proposed amendments, modifications or waivers) of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), provided that, in accordance with Section 10.3 of the Credit Agreement, all such reasonable fees, charges and disbursements of counsel in connection with preparation, negotiation, execution and delivery of the Loan Documents on or prior to the date hereof , and any ancillary documents and arrangements in connection therewith (other than any consents, amendments, waivers or other modifications to the Loan Documents), shall not exceed in aggregate $500,000, (ii) to pay or reimburse the Collateral Agent for all taxes which the Collateral Agent may be required to pay by reason of the security interests granted in the Collateral (including any applicable transfer taxes) or to free any of the Collateral from the lien thereof in accordance with the terms of this Agreement and (iii) all reasonable and documented out-of-pocket expenses incurred by the Collateral Agent (including the fees, charges and disbursements of any counsel for the Collateral Agent), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 8.02, or (B) in connection with the Loans made under the Credit Agreement, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans; provided that the Grantors shall not be required to reimburse the legal fees and expenses of more than one outside counsel (in addition to up to one local counsel in each applicable local jurisdiction) for all Persons indemnified under this clause (a) unless, in the reasonable opinion of such indemnified Persons seeking reimbursement of such legal fees and expenses under this clause (a), representation of all such indemnified Persons would be inappropriate due to the existence of an actual or potential conflict of interest in which case the Grantors shall only be required to reimburse the reasonable and documented out-of-pocket legal fees and expenses of no more than such minimum number of additional outside counsel for the indemnified persons as is necessary to avoid any actual or potential conflict of interest.

(b)          Protection of Collateral. The Grantors shall reimburse the Collateral Agent for the reasonable costs incurred by it with respect to actions taken in accordance with Section 5.01(b). Subject to any limitations set forth in this Agreement or the Credit Agreement, all reasonable insurance expenses and all reasonable expenses of protecting, storing, warehousing, appraising, handling, maintaining and shipping the Collateral, any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral, or in respect of the sale or other disposition thereof shall be borne and paid by the Grantor. All sums so paid or incurred by the Collateral Agent for any of the foregoing and any and all other sums for which any Grantor may become liable hereunder and all costs and expenses (including attorneys’ fees, legal expenses and court costs) reasonably incurred by the Collateral Agent in enforcing or protecting the security interests or any of their rights or remedies under, and in accordance with, this Agreement, shall be additional Secured Obligations hereunder.

(c)          Indemnification. The Grantors, jointly and severally, shall indemnify the Collateral Agent (and any sub-agent thereof) and each Affiliates, successors and assigns, and each of the officers, directors, employees, advisors, controlling persons, members and agents of each of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all actual losses, claims, damages, liabilities and related expenses (including the reasonable fees, out-of-pocket charges and disbursements of any outside counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Grantor arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby or the administration of this Agreement and the other Loan Documents, (ii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Grantor or any of its Subsidiaries, or any liability under Environmental Laws related in any way to any Grantor or any of its Subsidiaries, or (iii) any actual or prospective claim, litigation, investigation or proceeding brought by a third party or by any Grantor or any of the Grantors’ directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee; and provided further that the Grantors shall not be required to reimburse the legal fees and expenses of more than one outside counsel (in addition to any reasonably necessary special counsel and up to one local counsel in each applicable local jurisdiction) for all Indemnitees unless, in the reasonable opinion of such indemnified Persons seeking indemnity under this subsection (c), representation of all such Indemnitees would be inappropriate due to the existence of an actual or potential conflict of interest, in which case the Grantors shall only be required to reimburse the invoiced out-of-pocket fees and expenses of no more than such minimum number of additional outside counsel for the Indemnitees as is necessary to avoid any actual or potential conflict of interest.

(d)          Waiver of Consequential Damages. To the fullest extent permitted by applicable Law, the Grantors shall not assert, and hereby waive, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in subsection (c) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e)          Survival. The agreements in this Section 8.02 shall survive the resignation of the Collateral Agent and the repayment, satisfaction or discharge of all the Obligations.

ARTICLE IX
CONTINUING SECURITY INTEREST; TRANSFER OF SECURED OBLIGATIONS

Section 9.01         Continuing Security Interest; Transfer of Secured Obligations. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (other than unasserted contingent indemnification obligations not due and payable), be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Loan Documents, each Secured Party may assign or otherwise transfer any Secured Obligations held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to each Secured Party herein or otherwise. Upon the payment in full of all Secured Obligations (other than unasserted contingent indemnification obligations not due and payable), the security interest granted hereby shall terminate hereunder and all rights to the Collateral shall revert and be deemed reassigned to Grantors. Upon any such termination, the Collateral Agent shall, at the Grantors’ request and expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination reversions and/or reassignment, without recourse, representation, or warranty of any kind.

ARTICLE X
STANDARD OF CARE; Collateral AGENT MAY PERFORM

Section 10.01         Standard of Care; Collateral Agent May Perform. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and the interests of the Secured Parties and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, during an Event of Default, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor in accordance with Section 8.02.

ARTICLE XI
MISCELLANEOUS

Section 11.01         Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to a Grantor or Agent, shall be in writing and shall be sent to such Person’s address or facsimile number as set forth on the signature pages hereto (or, in the case of a Person who becomes an Additional Grantor subsequent to the date hereof, at the address or facsimile number shown on the signature page to the corresponding Security Agreement Joinder), or at such other address or facsimile number as a party may hereafter specify by notice in accordance with Section 10.5 of the Credit Agreement. Each such notice or other communication shall be effective only if given in accordance with Section 10.5 of the Credit Agreement.

Section 11.02         Amendments. Any amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Grantor therefrom, is subject to the restrictions set forth in Section 10.1 of the Credit Agreement, provided, however, that schedules to this Agreement may be supplemented to the extent required under or permitted by this Agreement pursuant to a notice sent by the applicable Grantor to the Collateral Agent, and such schedules shall be deemed so amended and no consent of any other party shall be required. Except as expressly provided herein, no amendment, modification, termination, or consent, the effect of which would release all or substantially all of the Collateral, shall in any event be effective unless such release is in accordance with Section 10.1 of the Credit Agreement.

Section 11.03         Release. (A) Upon any sale, lease, transfer or other disposition of the Collateral by any Grantor which is permitted by the terms of the Credit Agreement, such Collateral shall automatically be released from this Agreement, (B) upon the release of a Grantor from its guarantee under the Guarantee Agreement, the Collateral of such Grantor shall automatically be released from this Agreement, and (C) upon the payment in full or discharge of all Secured Obligations (other than contingent obligations as to which no claim has been made), all the Collateral shall automatically be released from this Agreement. In the case of any such release, the Collateral Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such Collateral from the security interest granted hereby and shall return to such Grantor such released Collateral in its possession.

Section 11.04         Cumulative Rights. All agreements, warranties, guaranties, indemnities and other undertakings of the Grantors hereunder and under the other Loan Documents are cumulative and not in derogation of each other. The rights and remedies of the Collateral Agent and the Secured Parties are cumulative, may be exercised at any time and from time to time, or concurrently or in any order, and are not exclusive of any other rights or remedies available by agreement, by law, at equity or otherwise. All such rights and remedies shall continue in full force and effect until payment in full or discharge of all Secured Obligations.

Section 11.05         Waivers. No waiver or course of dealing shall be established by (i) the failure or delay of the Collateral Agent or any Secured Party to require strict performance by the Grantors with any terms hereof or of any of the other Loan Documents, or to exercise any rights or remedies with respect to Collateral or otherwise; (ii) the making of any Loan during a Default, Event of Default or other failure to satisfy any conditions precedent; or (iii) acceptance by the Collateral Agent or any Secured Party of any payment or performance by any Grantor hereunder or under any other Loan Documents in a manner other than that specified therein.

Section 11.06         Reinstatement. Each Grantor agrees that, if the Proceeds, or any part thereof, of any Collateral paid to any Secured Party are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required (including pursuant to any settlement entered into by the Collateral Agent or such Secured Party in its discretion) to be repaid to a Grantor, a trustee, receiver or any other Person, the Secured Obligation originally intended to be satisfied, and all Liens and other Collateral securing such Secured Obligation, including all rights and remedies relating thereto, shall be revived and continued in full force and effect as if such payment had not been made. If, prior to any of the foregoing, (i) any Lien or other Collateral securing the Secured Obligations shall have been released or terminated by virtue of the foregoing or (ii) any provision of the Guaranty shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment; provided that, notwithstanding the foregoing, this provision shall have no force and effect with respect to Secured Obligations that survive the payment in full of the Obligations.

Section 11.07         Independent Obligations. The obligations of each Grantor hereunder are independent of and separate from the Secured Obligations of each other Grantor. If any Secured Obligation is not paid when due, or upon any Event of Default, the Collateral Agent may, at its sole election, proceed directly and at once, without notice, against any Grantor and any Collateral, to collect and recover the full amount of any Secured Obligation then due, without first proceeding against any other Grantor or any other Collateral and without first joining any other Grantor in any proceeding.

Section 11.08         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Grantors, the Collateral Agent, the Secured Parties and their respective successors and assigns, except that (i) no Grantor shall have the right to assign its rights or delegate its obligations hereunder or under any other Collateral Document; and (ii) any assignment by a Lender must be made in compliance with Section 10.10 of the Credit Agreement. Any authorization or consent of a Secured Party shall be conclusive and binding on any subsequent transferee or assignee of such Secured Party.

Section 11.09         Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

Section 11.10         Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof.

Section 11.11         Marshalling. None of the Collateral Agent or any other Secured Parties shall be under any obligation to marshal any assets in favor of any Grantor or any other Person or against or in payment of any or all of the Secured Obligations.

Section 11.12         Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.13         Governing Law; Jurisdiction Etc.

(a)          Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK); PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

(b)          Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS HEREUNDER OR THE ENFORCEMENT OF ANY JUDGMENT.

(c)          Waiver of Venue. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 11.13. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 11.14         Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.14.

Section 11.15         Subordination.

(a)          Each Grantor executing this Agreement covenants and agrees that the payment of all indebtedness, principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of any Grantor) owing by any other Grantor to such Grantor, including any royalty or licensing fees (collectively, the “Intercompany Obligations”), is subordinated, to the extent and in the manner provided in this Section 11.15, to the prior payment in full of all Secured Obligations (other than contingent indemnification obligations as to which no claim has been asserted) and that the subordination is for the benefit of the Collateral Agent and the other Secured Parties, and the Collateral Agent may enforce such provisions directly.

(b)          Each Grantor executing this Agreement hereby (i) authorizes the Collateral Agent to demand specific performance of the terms of this Section 11.15, whether or not any other Grantor shall have complied with any of the provisions hereof applicable to it, at any time when such Grantor shall have failed to comply with any provisions of this Section 11.15 which are applicable to it and (ii) irrevocably waives (to the maximum extent permitted by Law) any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

Section 11.16         Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Section 11.17         Effectiveness. This Agreement shall become effective with respect to each Grantor when the Collateral Agent shall receive counterparts hereof executed by itself and such Grantor.

Section 11.18         Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings relating to the subject matter hereof and thereof.

[Signature pages follow]

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

green brick partners, inc.

By:	/s/James R. Brickman
	Name:	James R. Brickman
	Title:	Authorized Signatory

Notice Address:

3131 Harvard Avenue, Suite 103
Dallas, TX 75205

[Signature Page to Pledge and Security Agreement]

BioFuel Energy, LLC
BFE Holdings, LLC
BFE Operating company, LLC
Buffalo Lake Energy, LLC
Pioneer Trail Energy, LLC
Oregon Trail Energy, LLC
Wagon Wheel Energy, LLC
Gilman Trail energy, LLC

By:	/s/James R. Brickman
	Name:	James R. Brickman
	Title:	Authorized Signatory

Notice Address:

3131 Harvard Avenue, Suite 103
Dallas, TX 75205

[Signature Page to Pledge and Security Agreement]

JBGL Willow Crest LLC
JBGL Hawthorne, LLC
JBGL Inwood LLC
JBGL Chateau, LLC
JBGL Castle Pines Management, LLC
JBGL Lakeside, LLC
JBGL Mustang LLC
JBGL Kittyhawk, LLC
JBGL Atlanta Development 2014, LLC
JBGL Atlanta Development, LLC
JBGL Avignon, LLC
JBGL BF Development, LLC
JBGL Chamdun, LLC
JBGL HH, LLC
JBGL Highlands Land, LLC
JBGL Highlands Lender, LLC
JBGL Jamestown, LLC
JBGL Ownership LLC
JBGL Vista, LLC
Johns Creek 206, LLC
The Providence Group at Jamestown II, L.L.C.
Centre Living Homes, LLC
Centre Commercial Construction, LLC

By:	/s/James R. Brickman
Name: James R. Brickman
Title: Manager

Notice Address:
3131 Harvard Avenue, Suite 103
Dallas, TX 75205

JBGL Castle Pines, LP
By:	JBGL CASTLE PINES MANAGEMENT, LLC

By:	/s/James R. Brickman
Name: James R. Brickman
Title: Manager

Notice Address:
3131 Harvard Avenue, Suite 103
Dallas, TX 75205

[Signature Page to Pledge and Security Agreement]

greenlight ape, llc,
as Collateral Agent

By:	/s/Daniel Roitman/Harry Brandler
Name: Daniel Roitman/Harry Brandler
Title: Chief Operating Officer/Chief Financial Officer

Notice Address:

Greenlight APE, LLC
c/o Greenlight Capital, Inc.
140 East 45th Street, 24th Floor
New York, NY 10017
Attn: Chief Financial Officer
Fax: 212-973-9219

With a copy to:
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036
Attn: David D’urso
Fax: 212-872-1002

[Signature Page to Pledge and Security Agreement]

Schedule I to Pledge and Security Agreement

LOCATION OF COLLATERAL

Grantor	Address	City / County	State / Zip	Owned / Leased / Third Party	Lessor’s/ Third Party’s Name and Address

GREEN BRICK PARTNERS, INC.	1600 Broadway, Suite 1740	Denver/ Denver County	Colorado 80202	Leased	LBA Realty Fund II - Company IV, LLC c/o LBA Realty 1600 Broadway, Suite 530 Denver, Colorado 80202

BIOFUEL ENERGY, LLC	1600 Broadway, Suite 1740	Denver/ Denver County	Colorado 80202	Leased	LBA Realty Fund II - Company IV, LLC c/o LBA Realty 1600 Broadway, Suite 530 Denver, Colorado 80202

BFE Holdings, LLC	1600 Broadway, Suite 1740	Denver/ Denver County	Colorado 80202	Leased	LBA Realty Fund II - Company IV, LLC c/o LBA Realty 1600 Broadway, Suite 530 Denver, Colorado 80202

BFE Operating Company, LLC	1600 Broadway, Suite 1740	Denver/ Denver County	Colorado 80202	Leased	LBA Realty Fund II - Company IV, LLC c/o LBA Realty 1600 Broadway, Suite 530 Denver, Colorado 80202

Schedule I to Pledge and Security Agreement

Grantor	Address	City / County	State / Zip	Owned / Leased / Third Party	Lessor’s/ Third Party’s Name and Address

Buffalo Lake Energy, LLC	1600 Broadway, Suite 1740	Denver/ Denver County	Colorado 80202	Leased	LBA Realty Fund II - Company IV, LLC c/o LBA Realty 1600 Broadway, Suite 530 Denver, Colorado 80202

Pioneer Trail Energy, LLC	1600 Broadway, Suite 1740	Denver/ Denver County	Colorado 80202	Leased	LBA Realty Fund II - Company IV, LLC c/o LBA Realty 1600 Broadway, Suite 530 Denver, Colorado 80202

Oregon Trail Energy, LLC	1600 Broadway, Suite 1740	Denver/ Denver County	Colorado 80202	Leased	LBA Realty Fund II - Company IV, LLC c/o LBA Realty 1600 Broadway, Suite 530 Denver, Colorado 80202

Wagon Wheel Energy, LLC	1600 Broadway, Suite 1740	Denver/ Denver County	Colorado 80202	Leased	LBA Realty Fund II - Company IV, LLC c/o LBA Realty 1600 Broadway, Suite 530 Denver, Colorado 80202

Gilman Trail Energy, LLC	1600 Broadway, Suite 1740	Denver/ Denver County	Colorado 80202	Leased	LBA Realty Fund II - Company IV, LLC c/o LBA Realty 1600 Broadway, Suite 530 Denver, Colorado 80202

Schedule I to Pledge and Security Agreement

Grantor	Address	City / County	State / Zip	Owned / Leased / Third Party	Lessor’s/ Third Party’s Name and Address

JBGL WILLOW CREST LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL HAWTHORNE, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL INWOOD LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL CHATEAU, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL CASTLE PINES, LP	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL CASTLE PINES MANAGEMENT, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL LAKESIDE, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL MUSTANG LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL KITTYHAWK, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

Schedule I to Pledge and Security Agreement

Grantor	Address	City / County	State / Zip	Owned / Leased / Third Party	Lessor’s/ Third Party’s Name and Address

JBGL Atlanta Development 2014, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL ATLANTA DEVELOPMENT, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL AVIGNON, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL BF DEVELOPMENT, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL CHAMDUN, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL HH, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL HIGHLANDS LAND, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL HIGHLANDS LENDER, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL JAMESTOWN, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

Schedule I to Pledge and Security Agreement

Grantor	Address	City / County	State / Zip	Owned / Leased / Third Party	Lessor’s/ Third Party’s Name and Address

JBGL OWNERSHIP LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JBGL VISTA, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

JOHNS CREEK 206, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

THE PROVIDENCE GROUP AT JAMESTOWN II, L.L.C.	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

CENTRE LIVING HOMES, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

CENTRE COMMERCIAL CONSTRUCTION, LLC	3131 Harvard Avenue, Suite 103	Dallas/ Dallas County	Texas 75205	Leased	3131 BJTN LLC/ 3131 Harvard, Suite 103 Dallas, TX 75205

Schedule II to Pledge and Security Agreement

INVESTMENT RELATED PROPERTY

Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	% of Outstanding Stock of the Stock Issuer

Green Brick Partners, Inc.	JBGL Builder Finance LLC	Membership Units	N	N/A	N/A	N/A	100%

Green Brick Partners, Inc.	JBGL Exchange, LLC	Membership Units	N	N/A	N/A	N/A	100%

Green Brick Partners, Inc.	JBGL Hawthorne, LLC	Membership Units	N	N/A	N/A	N/A	100%

Green Brick Partners, Inc.	JBGL Inwood LLC	Membership Units	N	N/A	N/A	N/A	100%

Green Brick Partners, Inc.	JBGL Kittyhawk, LLC	Membership Units	N	N/A	N/A	N/A	100%

Green Brick Partners, Inc.	JBGL Mustang LLC	Membership Units	N	N/A	N/A	N/A	100%

Green Brick Partners, Inc.	JBGL Willow Crest LLC	Membership Units	N	N/A	N/A	N/A	100%

Green Brick Partners, Inc.	JBGL Castle Pines, LP	Partnership Units	N	N/A	N/A	N/A	100%

Green Brick Partners, Inc.	JBGL Castle Pines Management, LLC	Membership Units	N	N/A	N/A	N/A	100%

Green Brick Partners, Inc.	BioFuel Energy, LLC	Membership Units	N	N/A	N/A	N/A	100%

BioFuel Energy, LLC	BFE Holdings, LLC	Membership Units	N	N/A	N/A	N/A	100%

BioFuel Energy, LLC	Oregon Trail Energy, LLC	Membership Units	N	N/A	N/A	N/A	100%

BioFuel Energy, LLC	Wagon Wheel Energy, LLC	Membership Units	N	N/A	N/A	N/A	100%

BioFuel Energy, LLC	Gilman Trail Energy, LLC	Membership Units	N	N/A	N/A	N/A	100%

BFE Holdings, LLC	BFE Operating Company, LLC	Membership Units	N	N/A	N/A	N/A	100%

BFE Operating Company, LLC	Pioneer Trail Energy, LLC	Membership Units	N	N/A	N/A	N/A	100%

BFE Operating Company, LLC	Buffalo Lake Energy, LLC	Membership Units	N	N/A	N/A	N/A	100%

JBGL Ownership LLC	The Providence Group of Georgia, L.L.C.	Membership Units	N	N/A	N/A	N/A	50%

JBGL Ownership LLC	The Providence Group of Florida, L.L.C.	Membership Units	N	N/A	N/A	N/A	50%

JBGL Ownership LLC	CB JENI Homes DFW LLC	Membership Units	N	N/A	N/A	N/A	50%

JBGL Ownership LLC	Southgate Homes DFW LLC	Membership Units	N	N/A	N/A	N/A	50%

JBGL Ownership LLC	Centre Living Homes, LLC	Membership Units	N	N/A	N/A	N/A	100%

Centre Living Homes, LLC	Centre Commercial Construction, LLC	Membership Units	N	N/A	N/A	N/A	100%

Pledged Debt: None

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

Securities Accounts: None

Grantor	Share of Securities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

BioFuel Energy, LLC	Keybank National Association	769681038113	Biofuel Energy, LLC – Operating
BioFuel Energy, LLC	Keybank National Association	769681038154	Biofuel Energy, LLC – Payroll
BioFuel Energy, LLC	Keybank National Association	769681070181	Biofuel Energy Corp – Operating
JBGL BF Development, LLC	Inwood Bank	3237898	JBGL BF Development, LLC
JBGL Atlanta Development, LLC	Inwood Bank	3238938	JBGL Atlanta Development, LLC
JBGL Avignon, LLC	Inwood Bank	3231509	JBGL Avignon, LLC
JBGL HH, LLC	Inwood Bank	3231410	JBGL HH, LLC
JBGL Highlands Land, LLC	Inwood Bank	3231533	JBGL Highlands Land, LLC
JBGL Highlands Lender, LLC	Inwood Bank	3231373	JBGL Highlands Lender, LLC
JBGL Jamestown, LLC	Inwood Bank	3231517	JBGL Jamestown, LLC
Johns Creek 206, LLC	Inwood Bank	3238874	Johns Creek 206, LLC
JBGL Ownership LLC	Inwood Bank	3231541	JBGL Ownership LLC
JBGL VISTA, LLC	Inwood Bank	3231525	JBGL Vista, LLC
JBGL Atlanta Development 2014, LLC	Inwood Bank	3235550	JBGL Atlanta Development 2014, LLC
JBGL Willow Crest LLC	Inwood Bank	3211890	JBGL Willow Crest LLC Operating
JBGL Willow Crest LLC	Inwood Bank	2038491	JBGL Willow Crest LLC Money Market
JBGL Inwood LLC	Inwood Bank	3215197	JBGL Inwood LLC Operating
JBGL Inwood LLC	Inwood Bank	2039857	JBGL Inwood LLC Money Market
JBGL Castle Pines, LP	Inwood Bank	3224771	JBGL Castle Pines, LP Operating
JBGL Kittyhawk, LLC	Inwood Bank	3235673	JBGL Kittyhawk, LLC Operating
JBGL Chateau, LLC	Inwood Bank	3235665	JBGL Chateau, LLC Operating
JBGL Hawthorne, LLC	Inwood Bank	3234291	JBGL Hawthorne, LLC Operating
JBGL Mustang LLC	Inwood Bank	3235868	JBGL Mustang LLC Operating
JBGL Capital, LP	Comerica Bank	1881491615	JBGL Capital, LP Operating
JBGL Willow Crest LLC	PlainsCapital Bank	2600005611	JBGL Willow Crest LLC Operating
JBGL Inwood LLC	PlainsCapital Bank	2600005603	JBGL Inwood LLC Operating
JBGL Kittyhawk, LLC	PlainsCapital Bank	2600005488	JBGL Kittyhawk, LLC Operating
JBGL Chateau, LLC	PlainsCapital Bank	2600005470	JBGL Chateau, LLC Operating
JBGL Hawthorne, LLC	PlainsCapital Bank	2600005595	JBGL Hawthorne, LLC Operating
JBGL Mustang LLC	PlainsCapital Bank	2600005462	JBGL Mustang LLC Operating
JBGL Lakeside, LLC	PlainsCapital Bank	3800012829	JBGL Lakeside, LLC Operating

Schedule III to Pledge and Security Agreement

Intellectual Property

None

Schedule IV to Pledge and Security Agreement

Commercial Tort Claims

None

Schedule V to Pledge and Security Agreement

Filings to Perfect Security Interests

Name	State Filing Office

Green Brick Partners, Inc.	Delaware

BioFuel Energy, LLC	Delaware

JBGL Willow Crest LLC	Texas

JBGL Hawthorne, LLC	Texas

JBGL Inwood LLC	Texas

JBGL Chateau, LLC	Texas

JBGL Castle Pines, LP	Texas

JBGL Castle Pines Management, LLC	Texas

JBGL Lakeside, LLC	Texas

JBGL Mustang LLC	Texas

JBGL Kittyhawk, LLC	Texas

JBGL Atlanta Development 2014, LLC	Georgia

JBGL Atlanta Development, LLC	Georgia

JBGL Avignon, LLC	Texas

JBGL BF Development, LLC	Texas

JBGL Chamdun, LLC	Georgia

JBGL HH, LLC	Texas

JBGL Highlands Land, LLC	Georgia

Name	State Filing Office

JBGL Highlands Lender, LLC	Georgia

JBGL Jamestown, LLC	Georgia

JBGL Ownership LLC	Delaware

JBGL Vista, LLC	Texas

Johns Creek 206, LLC	Georgia

The Providence Group at Jamestown II, L.L.C.	Georgia

Centre Living Homes, LLC	Texas

Centre Commercial Construction, LLC	Texas

BFE Holdings, LLC	Delaware

BFE Operating Company, LLC	Delaware

Buffalo Lake Energy, LLC	Delaware

Pioneer Trail Energy, LLC	Delaware

Oregon Trail Energy, LLC	Delaware

Wagon Wheel Energy, LLC	Delaware

Gilman Trail Energy, LLC	Delaware

Schedule VI to Pledge and Security Agreement

Bonding

None

Exhibit A to Pledge and Security Agreement

Form of Grant of Security Interest in United States Copyrights

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Loan Party Name], [Loan Party Description] (the “Grantor”), hereby grants to Greenlight APE, LLC, as Collateral Agent, (the “Grantee”), a security interest in all of the Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Copyright Collateral”), whether presently existing or hereafter arising or acquired:

(i)          the United States and foreign copyrights and any renewals thereof, including each Copyright listed on Schedule A hereto;

(ii)         all other United States and foreign copyrights and any renewals thereof;

(iii)        all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental, derivative or collective work registrations and pending applications for registrations in the United States Copyright Office;

(iv)        all tangible property embodying or incorporating any or all of the foregoing; and

(v)         all products, proceeds and related accounts of the foregoing, including any claim by the Grantor against third parties for past, present or future infringement of any Copyright, whether registered or not.

THIS GRANT is granted in conjunction with the security interests granted to the Grantee pursuant to that certain Pledge and Security Agreement among the Grantor, the Grantee and certain other parties, dated as of October 27, 2014, as amended, restated, amended and restated, waived, supplemented and/or modified from time to time (the “Pledge and Security Agreement”).

THIS GRANT has been granted in conjunction with the security interest granted to the Grantee under the Pledge and Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to the Pledge and Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall govern.

THIS GRANT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

This Grant may be executed in counterparts (by telecopy or other electronic imaging), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the _____ day of _____________, 20__.

[LOAN PARTY NAME], as Grantor

By:
Name:
Title:

GREENLIGHT APE, LLC, as Collateral Agent, as Grantee

By:
Name:
Title:

Schedule A to Copyright Agreement

COPYRIGHTS AND COPYRIGHT APPLICATIONS

Serial No. or Registration No.	Country	Issue or Filing Date	Description

Exhibit B to Pledge and Security Agreement

Form of Grant of Security Interest in United States Patents and Trademarks

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Loan Party Name], [Loan Party Description] (the “Grantor”), having its chief executive office at [Loan Party Notice Address], hereby grants to Greenlight APE, LLC, as Collateral Agent, (the “Grantee”), with offices at [Collateral Agent Notice Address], a security interest in all of the Assignor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Patent and Trademark Collateral”), whether presently existing or hereafter arising or acquired:

(i)          each United States patent and patent application, including each Patent and Patent Application referred to on Schedule A hereto;

(ii)         each United States trademark, trademark registration and trademark application, and all of the goodwill of the business connected with the use of, and symbolized by, each trademark, trademark registration and trademark application, including each Trademark, Trademark Registration and Trademark Application referred to in Schedule B hereto; and

(iii)        all products and proceeds of the foregoing, including any claim by the Grantor against third parties for past, present or future infringement of any Patent, or past, present or future infringement or dilution of any Trademark or Trademark registration, including any Patent or Trademark listed on Schedule A or B hereto, or for injury to the goodwill associated with any Trademark or Trademark registration.

THIS GRANT is granted in conjunction with the security interests granted to the Grantee pursuant to that certain Pledge and Security Agreement among the Grantor, the Grantee and certain other parties, dated as of October 27, 2014, as amended, modified or supplemented from time to time (the “Pledge and Security Agreement”).

THIS GRANT has been granted in conjunction with the security interest granted to the Grantee under the Pledge and Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to the Pledge and Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall govern.

THIS GRANT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

This Grant may be executed in counterparts (by telecopy or other electronic imaging), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the _____ day of _____________, 20__.

[LOAN PARTY NAME], as Grantor

By:
Name:
Title:

GREENLIGHT APE, LLC, as Collateral Agent, as Grantee

By:
Name:
Title:

Schedule A to Patent and Trademark Agreement

PATENTS AND PATENT APPLICATIONS

Serial No. or Patent No.	Date	Issue Title	Inventor	Country	Patent Holder

Schedule B to Patent and Trademark Agreement

TRADEMARKS

Registration No.	Country	Issue Date	Mark

TRADEMARK APPLICATIONS

Serial No.	Country	Filing Date	Mark

Exhibit C to Pledge and Security Agreement

Form of Security Agreement Joinder

This Joinder No. _____ (this “Joinder”), dated as of [•], is made by [•], a [•] [•] (the “New Grantor”) and GREENLIGHT APE, LLC, in its capacity as Collateral Agent under the Pledge and Security Agreement, dated as of October 27, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Pledge and Security Agreement”), by and among GREENLIGHT BRICK PARTNERS, INC., each of the other grantors parties listed on the signature pages thereto and those additional entities that thereafter become grantor parties thereto and GREENLIGHT APE, LLC, as Collateral Agent for the benefit of the Secured Parties. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Pledge and Security Agreement.

The Grantors are required by Section 5.02 of the Pledge and Security Agreement to cause the New Grantor to become a “Grantor” thereunder.

Accordingly, the New Grantor hereby agrees as follows with the Collateral Agent, for the benefit of the Secured Parties:

1.          The New Grantor hereby (i) agrees that, by execution and delivery of this Joinder, the New Grantor shall become a “Grantor” under the Pledge and Security Agreement with the same force and effect as if originally named therein as a Grantor, (ii) acknowledges receipt of a copy and agrees to be obligated and bound as a “Grantor” by all of the terms and provisions of the Pledge and Security Agreement, (iii) grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in the Collateral, in each case, to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof and to secure the performance of all of the obligations of each Loan Party under the Credit Agreement and the other Loan Documents, (iv) represents and warrants that each Schedules I, II, III, IV, V, and VI hereto, is complete and accurate with respect to the New Grantor as of the date hereof after giving effect to the New Grantor’s accession to the Pledge and Security Agreement as an additional Grantor thereunder, and (v) acknowledges and agrees that, from and after the date hereof, each reference in the Pledge and Security Agreement to a “Grantor” or the “Grantors” shall be deemed to include the New Grantor.

2.          The New Grantor agrees that at any time and from time to time, upon the written request of the Collateral Agent or any other Secured Party, it will execute and deliver such further documents and do such further acts and things as the Collateral Agent or such Secured Party may reasonably request in order to effect the purposes of this Joinder.

3.          This Joinder: (a) may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract; and (b) may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

4.          Sections 11.08, 11.12, 11.13 and 11.14 of the Pledge and Security Agreement are incorporated herein by reference as if fully set forth herein.

[REMINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit C to Pledge and Security Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Pledge and Security Agreement to be executed and delivered as of the date and year first above written.

[NEW GRANTOR], as Grantor

By:
Name:
Title:

Notice Address:

[●]

GREENLIGHT APE, LLC, as Collateral Agent

By:
Name:
Title:

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